EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

                                  Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Amended Quarterly Report of Roaming Messenger, Inc. (the "Company") on Form 10-QSB/A for the period ending March 31, 2005 (the "Report") I, Jonathan Lei, Chief Executive Officer, President, and Chief Financial Officer of the Company, certify, pursuant to 18USC ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1) The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information  contained in the Amended Report fairly  presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.


May 25, 2005


\s\ Jonathan Lei
------------------------------------------------------
Jonathan Lei, Chief Executive Officer, President, and
Chief Financial Officer

         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.